Fair Value Measurements	12 Months Ended
Dec. 31, 2024
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS
20.	Fair value measurements

The carrying values of cash and cash equivalents, amounts receivable, due from a related party, restricted cash and accounts payable and accrued liabilities approximate fair value due to their short terms to maturity. The fair value of loans and borrowings is $49,834. There were no transfers between fair value levels in the periods presented.